GOLUB CAPITAL BDC, INC. INVESTOR PRESENTATION QUARTER ENDED SEPTEMBER 30, 2021

Disclaimer Some of the statements in this presentation constitute forward-looking statements, which relate to future events or our future performance or financial condition. The forward-looking statements contained in this presentation involve risks and uncertainties, including statements as to: our future operating results; our business prospects and the prospects of our portfolio companies including our and their ability to achieve our and their respective objectives as a result of the coronavirus ("COVID-19") pandemic; the effect of investments that we expect to make and the competition for those investments; our contractual arrangements and relationships with third parties; actual and potential conflicts of interest with GC Advisors LLC ("GC Advisors"), our investment adviser, and other affiliates of Golub Capital LLC (collectively, "Golub Capital"); the dependence of our future success on the general economy and its effect on the industries in which we invest; the ability of our portfolio companies to achieve their objectives; the use of borrowed money to finance a portion of our investments and the effect of the COVID-19 pandemic on the availability of equity and debt capital and our use of borrowed funds to finance a portion of our investments; the adequacy of our financing sources and working capital; the timing of cash flows, if any, from the operations of our portfolio companies; general economic and political trends and other external factors, including the COVID-19 pandemic; changes in political, economic or industry conditions, the interest rate environment or conditions affecting the financial and capital markets that could result in changes to the value of our assets, including changes from the impact of the COVID-19 pandemic; the ability of GC Advisors to locate suitable investments for us and to monitor and administer our investments; the ability of GC Advisors or its affiliates to attract and retain highly talented professionals; the ability of GC Advisors to continue to effectively manage our business due to the disruptions caused by the COVID-19 pandemic; our ability to qualify and maintain our qualification as a regulated investment company and as a business development company; general price and volume fluctuations in the stock market; the impact on our business of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the rules and regulations issued thereunder and any actions toward repeal thereof; and the effect of changes to tax legislation and our tax position. Such forward-looking statements may include statements preceded by, followed by or that otherwise include the words “may,” “might,” “will,” “intend,” “should,” “could,” “can,” “would,” “expect,” “believe,” “estimate,” “anticipate,” “predict,” “potential,” “plan” or similar words. We have based the forward-looking statements included in this presentation on information available to us on the date of this presentation. Actual results could differ materially from those anticipated in our forward-looking statements and future results could differ materially from historical performance. We undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise. You are advised to consult any additional disclosures that we may make directly to you or through reports that we have filed or in the future may file with the Securities and Exchange Commission (“SEC”), including annual reports on Form 10-K, registration statements on Form N- 2, quarterly reports on Form 10-Q and current reports on Form 8-K. This presentation contains statistics and other data that have been obtained from or compiled from information made available by third-party service providers. We have not independently verified such statistics or data. In evaluating prior performance information in this presentation, you should remember that past performance is not a guarantee, prediction, or projection of future results, and there can be no assurance that we will achieve similar results in the future. 2

Summary of Financial Results 01

Summary of Financial Results vs. Prior Quarter 4 1. On September 16, 2019, Golub Capital BDC, Inc. (“we”, “us”, “our”, the “Company” or “GBDC”) completed the acquisition of Golub Capital Investment Corporation (“GCIC”). Purchase premium refers to the premium paid by GBDC to acquire GCIC in excess of the fair value of the assets acquired. 2. Due to the purchase accounting for the GCIC acquisition, as a supplement to U.S. generally accepted accounting principles (“GAAP”) financial measures, the Company is providing additional non-GAAP measures. See the Endnotes at the end of this presentation for further description on the non-GAAP financial measures. Quarter Ended June 30, 2021 September 30, 2021 Net Investment Income Per Share Net investment income per share $0.25 $0.27 Amortization of purchase premium per share1 0.04 0.03 Adjusted net investment income per share2 $0.29 $0.30 Net Realized/Unrealized Gain (Loss) Per Share Net realized/unrealized gain (loss) per share $0.24 $0.15 Reversal of unrealized loss resulting from purchase price premium amortization per share1 (0.04) (0.03) Adjusted net realized/unrealized gain (loss) per share2 $0.20 $0.12 Earnings Per Share Earnings (loss) per share $0.49 $0.42 Adjusted earnings (loss) per share2 $0.49 $0.42 Net Asset Value Per Share $15.06 $15.19 A B A B

Fiscal Year 2021 in Review 5 Key Themes Update as of September 30, 2021 1. Strong portfolio performance GBDC’s portfolio companies continued to perform well, with credit metrics improving to pre-COVID levels  Performance ratings have improved with over 90% of loans performing at or better than expectations at underwriting  Non-accruals represent 1.0% of total debt investments at fair value  Annualized net realized and unrealized gains of approximately 80 bps of the portfolio at cost since COVID began1 2. Continued balance sheet optimization Increased liquidity and balance sheet flexibility  Strengthened liquidity position by closing and upsizing a corporate revolver, resulting in over $630 million in cash and borrowing capacity2  Increased unsecured debt funding mix to 50% by completing three unsecured bond issuances at attractive pricing3  GAAP leverage increased to 1.0x debt-to-equity, within our target range of 0.85x- 1.25x, resulting in stronger earnings power for the company 3. Robust origination activity Record new originations in 3 out of 4 quarters in FY2021, leveraging the competitive advantages of the broader Golub Capital platform4  Total investments at fair value increased by over 15% in FY2021 to $4.9 billion 1. Calculated as a compound annual growth rate using quarterly data from the quarter ended March 31, 2020 to the quarter ended September 30, 2021. 2. Calculated as the sum of unrestricted cash and foreign currencies, restricted cash and foreign currencies, and undrawn commitments as of September 30, 2021, pro forma for the increased commitment of the JP Morgan facility that was effective as of October 14, 2021. 3. Percentage of par outstanding as of September 30, 2021, pro forma for the additional $300 million of unsecured note issuances post quarter end. 4. At GBDC, compared to its historical performance since its initial public offering (“IPO”) on April 15, 2010. The combination of these key themes in fiscal year 2021 enabled an increase in GBDC’s quarterly distribution to $0.30 per share

GBDC Performance Drivers 02

GBDC’s Strong Earnings Were Driven by a Continuation of Themes from the Prior Quarters 7  GBDC portfolio companies generally continued to perform well ‒ Improved internal performance ratings2 ‒ Low non-accruals3 ‒ Net realized gains4 ‒ Solid net unrealized gains4  Record new originations at GBDC drove robust net funds growth Key Themes from Quarter Ended September 30, 2021 Impact on GBDC  Earnings growth across middle market private companies in Golub Capital portfolios was strong at 21.2%1 as compared to calendar Q3 2019, reflecting an economy that is growing, even compared to strong, pre-COVID results  Middle market deal activity was strong and Golub Capital’s calendar Q3 2021 originations surpassed the previous record set in calendar Q2 2021 1. Please see September 30, 2021 Golub Capital Middle Market Report (which is available on Golub Capital’s website at www.golubcapital.com) for additional details. The Golub Capital Middle Market Report for Q3 2021 compared the July and August 2021 revenue and earnings of middle market private companies in the Golub Capital Altman Index to revenue and earnings in July and August 2019. 2. Please see page titled, “Strong Borrower Performance – GBDC’s Performance Ratings Are Back to Pre-COVID Levels”. 3. Please see page titled, “Portfolio Highlights – Credit Quality”. 4. Please see page titled, “Strong Unrealized Gains Drove a NAV Per Share Increase from June 30, 2021”.

Strong Borrower Performance – GBDC’s Performance Ratings Are Back to Pre-COVID Levels 8 Internal Performance Rating Migration % of Portfolio at Fair Value 1.0% 1.2% 1.4% 1.1% 1.1% 1.1% 1.0% 11.0% 7.9% 19.7% 17.9% 12.0% 9.5% 8.1% 88.0% 90.9% 78.9% 81.0% 86.9% 89.4% 90.9% 2018 2019 September 30, 2020 December 31, 2020 March 31, 2021 June 30, 2021 September 30, 2021 Internal Performance Ratings 4-5 (Performing At or Above Expectations) Internal Performance Rating 3 (Performing Below Expectations) Internal Performance Ratings 1 and 2 (Performing Materially Below Expectations) − Continued upward migration into internal performance ratings 4-5. − Percentage of portfolio investments at fair value with internal performance ratings 1-2 remained small. -2.5%-5.9% -1.8% -1.4%-3.1% At Fiscal Year End

$15.06 $15.19 $0.27 $0.03 $0.02 $0.13 ($0.29) ($0.03) June 30, 2021 NAV Net Investment Income Reversal of Amortization of Purchase Premium¹ Dividend Paid During September 30, 2021 Quarter Net Realized Gain on Investments Net Change in Unrealized Appreciation on Investments Net Reversal of Realized/ Unrealized Loss Resulting from the Purchase Premium¹ September 30, 2021 NAV Strong Unrealized Gains Drove a NAV Per Share Increase from June 30, 2021 9 NAV Per Share Bridge Adjusted NII: $0.301 Adjusted Net Realized & Unrealized Gain: $0.121 1. As a supplement to GAAP financial measures, the Company is providing additional non-GAAP measures. See the Endnotes at the end of this presentation for further details on non-GAAP financial measures.

Summary of Financial Results for the Quarter Ended September 30, 2021 03

11 Quarter Ended September 30, 2020 December 31, 2020 March 31, 2021 June 30, 2021 September 30, 2021 Net Investment Income Per Share Net investment income per share $0.23 $0.23 $0.24 $0.25 $0.27 Amortization of purchase premium per share1 0.05 0.06 0.05 0.04 0.03 Adjusted net investment income per share1 $0.28 $0.29 $0.29 $0.29 $0.30 Net Realized/Unrealized Gain (Loss) Per Share Net realized/unrealized gain (loss) per share $0.34 $0.33 $0.31 $0.24 $0.15 Net reversal of realized/unrealized loss resulting from the purchase premium per share1 (0.05) (0.06) (0.05) (0.04) (0.03) Adjusted net realized/unrealized gain (loss) per share1 $0.29 $0.27 $0.26 $0.20 $0.12 Earnings (Loss) Per Share Earnings (loss) per share $0.57 $0.56 $0.55 $0.49 $0.42 Adjusted earnings (loss) per share1 $0.57 $0.56 $0.55 $0.49 $0.42 Net Asset Value Per Share $14.33 $14.60 $14.86 $15.06 $15.19 Distributions paid per share $0.29 $0.29 $0.29 $0.29 $0.29 A B B A Summary of Quarterly Results 1. As a supplement to GAAP financial measures, the Company is providing additional non-GAAP measures. See the Endnotes at the end of this presentation for further details on non-GAAP financial measures.

Quarter Ended September 30, 2020 December 31, 2020 March 31, 2021 June 30, 2021 September 30, 2021 Select Portfolio Funds Roll Data (in millions) New Investment Commitments $141.2 $526.8 $234.7 $614.7 $971.4 Exits and Sales of Investments 172.4 278.7 347.5 583.5 383.8 Net Funds Growth1 (12.2) 269.0 (112.0) 44.3 455.3 Asset Mix of New Investments Senior Secured 27% 22% 24% 15% 14% One Stop 71% 75% 75% 80% 81% Junior Debt2 0% 2% 0% 0% 2% Equity and Other Investments 2% 1% 1% 5% 3% Portfolio Rotation – Debt Investments Weighted average rate on new investments3 7.6% 7.1% 6.6% 6.7% 6.4% Weighted average spread over LIBOR of new floating rate investments4 6.5% 6.1% 5.5% 5.7% 5.7% Weighted average interest rate on investments that paid-off 7.3% 7.1% 6.5% 6.9% 7.3% Weighted average fees on new investments 1.9% 1.3% 1.2% 1.1% 1.2% 1. Net funds growth includes the impact of new investments and exits of investments as noted in the table above, as well as other variables such as net fundings on revolvers, net change in unamortized fees, net change in unrealized appreciation (depreciation), etc. 2. Junior debt is comprised of subordinated debt and second lien loans. 3. Weighted average interest rate on new investments is based on the contractual interest rate at the time of funding. For variable rate loans that have a London Interbank Offered Rate “LIBOR” or Prime rate option, the contractual rate is calculated using current LIBOR at the time of funding, the spread over LIBOR and the impact of any LIBOR floor. For variable rate loans that only have a Prime rate option, the contractual rate is calculated using current Prime at the time of funding, the spread over Prime and the impact of any Prime floor. For fixed rate loans, the contract rate is the stated fixed rate. 4. Weighted average spread over LIBOR of new floating rate investments is based on the contractual interest rate spread at the time of funding. For variable rate loans that have a LIBOR or Prime rate option, the LIBOR spread was used in the calculation. For variable rate loans that only have a Prime rate option, the Prime spread was used. For loans denominated in foreign currency, the spread over the applicable foreign base rate was used. 12 − Total investments at fair value increased by approximately 10.3%, or $455.3 million, during the quarter ended September 30, 2021. − As of September 30, 2021, we had $42.2 million of undrawn revolver commitments to portfolio companies. Portfolio Highlights – New Originations

Portfolio Highlights – Investment Mix 13 $- $500,000 $1,000,000 $1,500,000 $2,000,000 $2,500,000 $3,000,000 $3,500,000 $4,000,000 $4,500,000 $5,000,000 September 30, 2020 December 31, 2020 March 31, 2021 June 30, 2021 September 30, 2021 1% 1% Historical Investment Portfolio ($000) 1. Junior Debt is comprised of second lien and subordinated debt. 2% 2% 80% Equity Junior Debt1 First Lien One Stop First Lien Traditional Senior $4,238,210 82% 15% 2% $4,439,547 1% $4,507,218 81% 16% 1% 3% 16% − The portfolio continues to be focused on first lien, senior secured loans to what we believe to be healthy, resilient middle market companies backed by strong, partnership-oriented private equity sponsors. $4,395,261 16% 81% 16% 79% 1% 4% $4,894,886

Portfolio Highlights – Portfolio Diversity as of September 30, 2021 14 * Represents an amount less than 0.5%. 1. Junior Debt is comprised of second lien and subordinated debt. 2. The percentage of fixed rate loans and floating rate loans is calculated using total debt investments at fair value and excludes equity investments. 3. Based on S&P 2018 industry code. The ten largest industries represented as a percentage of the portfolio at fair value are labeled. All other industry segments are each below 3.0%. Portfolio Composition by Seniority Diversification by Obligor 16% 79% 1% 4% First Lien One Stop First Lien Traditional Senior 95% First Lien Top 25 Investments 32% Remaining 271 Investments 68% Top 10 Investments 16% Avg Size <0.4% Portfolio Composition by Interest Rate Type on Loans2 Floating, 100% Fixed, 0%* Diversification by Industry3 Investment Portfolio $4,895mm // 296 Investments – Average Size <0.4% 40 industries below 3% Junior Debt1 Equity Software 22% Healthcare Providers and Services 11% IT Services 6% Specialty Retail 6% Insurance 5%Hotels, Restaurants and Leisure 4% Healthcare Equipment and Supplies 3% Health Care Technology 3% Automobiles 3% Diversified Consumer Services 3%

1. The weighted average cost of debt and weighted average net investment spread presented for the quarter ended September 30, 2021 exclude $3.6 million of accelerated capitalized debt issuance costs that resulted from the August 26, 2021 early redemption of notes issued by the 2020 Debt Securitization and the September 1, 2021 redemption of SBIC VI debentures. The weighted average cost of debt and weighted average net investment spread were 3.3% and 4.4%, respectively, when including the $3.6 million of accelerated capitalized debt issuance costs. 2. Investment income yield is calculated as (a) the actual amount earned on earning investments, including interest and fee income and amortization of capitalized fees and discounts, divided by (b) the daily average of total earning investments at fair value. Investment income yield excludes any amortization of purchase price premium as further described in the Endnotes at the end of the presentation. 3. Income yield is calculated as (a) the actual amount earned on earning investments, including interest and fee income but excluding amortization of capitalized fees and discounts, divided by (b) the daily average of total earning investments at fair value. Income yield excludes any amortization of purchase price premium as further described in the Endnotes at the end of the presentation. 4. The weighted average net investment spread is calculated as (a) the investment income yield less (b) the weighted average cost of debt. 5. The weighted average cost of debt is calculated as (a) the actual amount of expenses incurred on debt obligations divided by (b) the daily average of total debt obligations. 15 Portfolio Highlights – Economic Analysis 8.4% 8.2% 8.1% 7.8% 7.9% 8.0% 7.9% 7.7% 8.0% 7.8% 7.7% 7.4% 7.4% 7.5% 7.4% 7.2% 4.5% 4.5% 4.9% 5.1% 5.0% 5.0% 5.1% 4.9% 3.9% 3.7% 3.2% 2.7% 2.9% 3.0% 2.8% 2.8% 1.9% 1.5% 0.3% 0.2% 0.2% 0.2% 0.1% 0.1% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 7.00% 8.00% 9.00% 10.00% December 31, 2019 March 31, 2020 June 30, 2020 September 30, 2020 December 31, 2020 March 31, 2021 June 30, 2021 September 30, 2021¹ Investment income yield² Income yield³ Weighted average net investment spread⁴ Weighted average cost of debt⁵ 3-Month London Interbank Offered Rate ("LIBOR")

Portfolio Highlights – Credit Quality 16 − As of September 30, 2021, non-accrual investments remained low at 1.3% and 1.0% as a percentage of total investments at cost and fair value, respectively, consistent with the prior quarter and pre-COVID levels. − During the quarter ended September 30, 2021, the number of non-accrual investments remained unchanged from the prior quarter at six investments. Quarter Ended September 30, 2020 December 31, 2020 March 31, 2021 June 30, 2021 September 30, 2021 Non-Accrual – Debt Investments Non-accrual investments at amortized cost (000s) $102,262 $72,422 $62,288 $62,198 $62,619 Non-accrual investments / total debt investments at amortized cost 2.4% 1.6% 1.4% 1.4% 1.3% Non-accrual investments at fair value (000s) $69,315 $52,860 $43,307 $43,585 $46,104 Non-accrual investments / total debt investments at fair value 1.7% 1.2% 1.0% 1.0% 1.0% Fair Value of Debt Investments Fair value of total debt investments as a percentage of principal (loans) 96.3% 97.4% 98.0% 98.2% 98.2%

Portfolio Highlights – Portfolio Ratings 17 − Due to continued improvement in borrower performance, the percentage of risk rated “3” investments decreased to 8.1% of the portfolio at fair value as of September 30, 2021 from 9.5% as of June 30, 2021. * Represents an amount less than 0.1%. Internal Performance Ratings (% of Portfolio at Fair Value) Rating Definition 5 Borrower is performing above expectations and the trends and risk factors are generally favorable 4 Borrower is generally performing as expected and the risk factors are neutral to favorable 3 Borrower may be out of compliance with debt covenants; however, loan payments are generally not past due 2 Borrower is performing materially below expectations and the loan’s risk has increased materially since origination 1 Borrower is performing substantially below expectations and the loan’s risk has substantially increased since origination Internal Performance Rating Definitions At Fiscal Year End At Quarter End Rating 2015 2016 2017 2018 2019 2020 December 31, 2020 March 31, 2021 June 30, 2021 September 30, 2021 5 8.8% 5.7% 5.5% 6.4% 2.7% 6.1% 7.0% 15.2% 10.5% 10.2% 4 84.9% 83.1% 81.8% 81.6% 88.2% 72.8% 74.0% 71.7% 78.9% 80.7% 3 5.7% 10.6% 12.6% 11.0% 7.9% 19.7% 17.9% 12.0% 9.5% 8.1% 2 0.6% 0.6% 0.0%* 1.0% 1.2% 1.4% 1.1% 1.1% 1.1% 1.0% 1 0.0%* 0.0%* 0.1% 0.0%* 0.0%* 0.0%* 0.0%* 0.0%* 0.0%* 0.0%* Grand Total 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% 100.0%

Quarterly Statements of Financial Condition 18 1. On September 13, 2011, the Company received exemptive relief from the SEC to permit the Company to exclude the debt of its small business investment company (“SBIC”) subsidiaries from its asset coverage test. As such, asset coverage and regulatory leverage exclude the Small Business Administration (“SBA”) debentures of the Company’s SBICs. 2. There were no SBA Debentures outstanding as of September 30, 2021. On November 4, 2020, May 4, 2021 and September 21, 2021, SBIC IV, SBIC V, and SBIC VI, respectively, surrendered their licenses to operate as a SBIC and the program was terminated. 3. Following stockholder approval of the application of the reduced asset coverage requirements available to business development companies to the Company, the minimum asset coverage ratio applicable to the Company decreased to 150% from 200% effective February 6, 2019. As of (Dollar amounts in 000s, except share and per share data) September 30, 2020 (audited) December 31, 2020 (unaudited) March 31, 2021 (unaudited) June 30, 2021 (unaudited) September 30, 2021 (audited) Assets Investments, at fair value $4,238,210 $4,507,218 $4,395,261 $4,439,547 $4,894,886 Cash, cash equivalents and foreign currencies 25,136 27,027 77,104 156,930 181,090 Restricted cash, cash equivalents and foreign currencies 159,294 244,138 106,978 77,915 63,253 Other assets 21,644 24,185 25,945 24,217 25,686 Total Assets $4,444,284 $4,802,568 $4,605,288 $4,698,609 $5,164,915 Liabilities Debt $2,023,698 $2,332,563 $2,086,204 $2,133,390 $2,569,228 Unamortized debt issuance costs (5,896) (10,822) (18,437) (18,155) (17,850) Interest payable 7,875 12,551 13,376 12,133 12,516 Management and incentive fee payable 17,347 17,330 15,998 15,131 12,247 Other liabilities 5,067 8,819 9,016 9,199 6,082 Total Liabilities 2,048,091 2,360,441 2,106,157 2,151,698 2,582,223 Total Net Assets 2,396,193 2,442,127 2,499,131 2,546,911 2,582,692 Total Liabilities and Net Assets $4,444,284 $4,802,568 $4,605,288 $4,698,609 $5,164,915 Net Asset Value per Share $14.33 $14.60 $14.86 $15.06 $15.19 GAAP leverage 0.85x 0.96x 0.84x 0.84x 1.00x Regulatory leverage1,2 0.76x 0.86x 0.80x 0.80x 1.00x Asset coverage2,3 232.2% 216.0% 224.8% 224.4% 200.0% Number of shares of common stock outstanding 167,259,511 167,259,511 168,231,707 169,151,857 170,028,584

Quarterly Operating Results 19 Quarter Ended (Dollar amounts in 000s, except share and per share data) September 30, 2020 (unaudited) December 31, 2020 (unaudited) March 31, 2021 (unaudited) June 30, 2021 (unaudited) September 30, 2021 (unaudited) Investment Income Interest income $79,107 $82,209 $83,728 $81,694 $83,600 GCIC acquisition purchase premium amortization (7,925) (9,230) (8,722) (7,436) (5,405) Dividend and fee income 831 1,067 1,195 1,511 2,914 Total Investment Income $72,013 $74,046 $76,201 $75,769 $81,109 Expenses Interest and other debt financing expenses $13,514 $15,081 $16,190 $15,125 $19,343 Base management fee, net of waiver1 14,742 15,224 15,082 15,298 12,254 Incentive fee – net investment income 999 2,004 942 - 268 Incentive fee – capital gains - - - - - Other operating expenses 3,444 2,730 3,679 3,281 2,952 Total Expenses 32,699 35,039 35,893 33,704 34,817 Net Investment Income $39,314 $39,007 $40,308 $42,065 $46,292 Net Gain (Loss) on Investments and Foreign Currency Net realized gain (loss) on investments and foreign currency transactions ($4,567) ($2,392) $54 $5,607 $4,636 Net unrealized appreciation (depreciation) on investments and foreign currency translation 51,961 48,515 42,211 27,813 15,522 Net unrealized appreciation (depreciation) from the GCIC acquisition purchase premium write-down 7,938 9,309 8,742 7,408 5,726 Net gain (loss) on investments and foreign currency 55,332 55,432 51,007 40,828 25,884 Provision for taxes on unrealized appreciation on investments - - - - (543) Net Increase (Decrease) in Net Assets Resulting from Operations $94,646 $94,439 $91,315 $82,893 $71,633 Per Share Net Investment Income Per Share $0.23 $0.23 $0.24 $0.25 $0.27 Adjusted Net Investment Income Per Share2 $0.28 $0.29 $0.29 $0.29 $0.30 Earnings (Loss) Per Share $0.57 $0.56 $0.55 $0.49 $0.42 Adjusted Earnings (Loss) Per Share2 $0.57 $0.56 $0.55 $0.49 $0.42 Distributions Paid $0.29 $0.29 $0.29 $0.29 $0.29 Weighted average shares of common stock outstanding 167,259,511 167,259,511 167,281,115 168,251,930 169,170,916 1. For the quarter ended September 30, 2021, GC Advisors irrevocably waived $4.0 million of the base management fee calculated under the investment advisory agreement. 2. As a supplement to GAAP financial measures, the Company is providing additional non-GAAP measures. See the Endnotes at the end of this presentation for further details on non-GAAP financial measures.

Financial Performance Highlights 20 * The quarterly return on equity for the periods up to and including the quarter ended June 30, 2019 are calculated as (a) the net increase in net assets resulting from operations (i.e., net income) for the period presented divided by (b) the daily average of total net assets during the period. The quarterly return on equity for the periods after June 30, 2019 are calculated as (a) adjusted net income for the period, as defined in the Endnotes at the end of this presentation, divided by (b) the daily average of total net assets during the period. Adjusted net income is a non-GAAP measure and the Company believes this non-GAAP measure is useful as it excludes the non-cash expense/loss from the purchase premium as further described in the Endnotes at the end of this presentation. These returns do not represent an actual return to any investor in the Company. Quarterly Return on Equity and Quarterly Distributions (Last 5 Years) $0.32 $0.32 $0.32 $0.32 $0.32 $0.32 $0.32 $0.32 $0.32 $0.32 $0.32 $0.32 $0.33 $0.33 $0.29 $0.29 $0.29 $0.29 $0.29 $0.29 $0.25 $0.08 $0.12 $0.13 $0.57 $0.40 $0.44 $0.46 2.2% 2.4% 2.2% 2.3% 2.2% 2.4% 2.3% 1.6% 1.9% 1.9% 2.0% 2.2% 2.1% -10.5% 6.7% 4.0% 3.9% 3.8% 3.3% 2.8% Dec-16 Mar-17 Jun-17 Sep-17 Dec-17 Mar-18 Jun-18 Sep-18 Dec-18 Mar-19 Jun-19 Sep-19 Dec-19 Mar-20 Jun-20 Sep-20 Dec-20 Mar-21 Jun-21 Sep-21 Regular Distribution Special Distribution Quarterly Return on Equity*

21 Long History of Strong Shareholder Returns Investors in GBDC’s 2010 IPO have achieved a 10.0% IRR on NAV1 1. Internal rate of return (“IRR”) on NAV is calculated using beginning of period NAV, distributions paid during the period, an incremental investment of $2.29 per share, or the GBDC Rights Offering subscription price of $9.17 per share divided by four (corresponding to the 1:4 issuance ratio in the GBDC Rights Offering, or the "GBDC Rights Offering Investment"), and ending period NAV, multiplied by 1.25x (corresponding to the 1:4 issuance ratio in the GBDC Rights Offering). Period beginning September 30, 2010 and ending September 30, 2021. GBDC made its initial public offering on April 15, 2010. 2. Calculated as (a) the sum of (i) NAV per share for the period presented plus (ii) cumulative regular and special distributions paid per share subsequent to the GBDC Rights Offering (b) divided by four to reflect additional shares purchased at the 1:4 issuance ratio in the GBDC Rights Offering. Note: Amounts presented represent per share amounts for a hypothetical shareholder that purchased one share in GBDC’s initial public offering (“IPO”) on April 15, 2010 and subscribed for its pro rata rights through GBDC’s rights offering, which closed on May 15, 2020 (“GBDC Rights Offering”). For illustrative purposes only; does not reflect the actual returns of a specific GBDC investor. Past performance does not guarantee future results. Sources: SEC filings and Golub Capital analysis. $14.63 $34.43 A pr -1 0 Ju n- 10 Se p- 10 D ec -1 0 M ar -1 1 Ju n- 11 Se p- 11 D ec -1 1 M ar -1 2 Ju n- 12 Se p- 12 D ec -1 2 M ar -1 3 Ju n- 13 Se p- 13 D ec -1 3 M ar -1 4 Ju n- 14 Se p- 14 D ec -1 4 M ar -1 5 Ju n- 15 Se p- 15 D ec -1 5 M ar -1 6 Ju n- 16 Se p- 16 D ec -1 6 M ar -1 7 Ju n- 17 Se p- 17 D ec -1 7 M ar -1 8 Ju n- 18 Se p- 18 D ec -1 8 M ar -1 9 Ju n- 19 Se p- 19 D ec -1 9 M ar -2 0 Ju n- 20 Se p- 20 D ec -2 0 M ar -2 1 Ju n- 21 Se p- 21 NAV Per Share Incremental Value Per Share from GBDC Rights Offering Investment² Cumulative Regular Distributions Per Share Cumulative Special Distributions Per Share $15.19 $14.46 $0.58 $4.202

Liquidity and Investment Capacity 22 Cash and Cash Equivalents − Unrestricted cash and cash equivalents and foreign currencies totaled $181.1 million as of September 30, 2021. − Restricted cash, cash equivalents and foreign currencies totaled $63.3 million as of September 30, 2021. Restricted cash is held in our securitization vehicles and our revolving credit facilities and is reserved for quarterly interest payments and is also available for new investments that qualify for reinvestment by these entities. Debt Facilities – Availability − Revolving Credit Facilities – As of September 30, 2021, subject to leverage and borrowing base restrictions, we had approximately $77.9 million of remaining commitments and $77.9 million of availability, in the aggregate, on our revolving credit facilities with Morgan Stanley and JP Morgan. − GC Advisors Revolver – As of September 30, 2021, we had $100.0 million of remaining commitments and availability on our unsecured line of credit with GC Advisors. Debt Facility Amendments and Redemptions − On August 26, 2021, we redeemed all of the $189.0 million of notes issued under the 2020 Debt Securitization which were priced at 3-month LIBOR + 2.44%. − On September 1, 2021, we redeemed all $97.0 million of outstanding SBIC VI Debentures and on September 21, 2021, SBIC VI surrendered its license to operate as an SBIC. − On November 19, 2021, we amended our revolving credit facility with JP Morgan to, among other things, increase the accordion feature that allows us to increase the total facility size to $1.5 billion from $712.5 million. In addition, we entered into agreements on October 14, 2021, and November 23, 2021, to increase the aggregate commitments outstanding under the JP Morgan facility to $687.5 million and $1.0375 billion, respectively, from $475.0 million as of September 30, 2021. Unsecured Note Issuances − On August 3, 2021, we issued $350.0 million of 2027 Unsecured Notes, which bear a fixed interest rate of 2.050% (yield to maturity of 2.274%) and mature on February 15, 2027. − On October 13, 2021, we issued an additional $200.0 million of 2026 Unsecured Notes, which bear a fixed interest rate of 2.500% (yield to maturity of 2.667%). The additional 2026 Unsecured Notes have the same terms as the original issuance. − On October 15, 2021, we issued an additional $100.0 million of 2024 Unsecured Notes, which bear a fixed interest rate of 3.375% (yield to maturity of 1.809%). The additional 2024 Unsecured Notes have the same terms as the original issuance.

Post-COVID Initiatives Have Enhanced the Flexibility, Term and Durability of GBDC’s Liability Structure 23 Funding Source Debt Commitment Outstanding Par Undrawn Commitment Reinvestment Period Stated Maturity Interest Rate1 Securitizations: 2018 Debt Securitization $ 408,200 $ 408,200 $ - January 20, 2023 January 20, 2031 3 Month LIBOR + 1.64% GCIC 2018 Debt Securitization 546,500 546,500 - January 20, 2023 January 20, 2031 3 Month LIBOR + 1.51% Unsecured Notes: 2024 Unsecured Notes 400,000 400,000 - N/A April 15, 2024 3.375% 2026 Unsecured Notes 400,000 400,000 - N/A August 24, 2026 2.500% 2027 Unsecured Notes 350,000 350,000 - N/A February 15, 2027 2.050% Bank Facilities: Morgan Stanley Credit Facility 75,000 - 75,000 April 12, 2024 April 12, 2026 1 Month LIBOR + 2.05% JP Morgan Credit Facility 475,000 472,102 2,898 February 11, 2025 February 11, 2026 1 Month LIBOR + 1.75%(2) GC Advisors Revolver 100,000 - 100,000 N/A June 21, 2022 Applicable Federal Rate Debt Capital Structure* 5+ years 51% Debt Mix By Vehicle Type – Par Outstanding * Information is presented as of September 30, 2021. 1. Interest rate for securitizations represents the weighted average spread over 3-month LIBOR for the various tranches of issued notes, excluding tranches retained by the Company. The weighted average interest rate for the GCIC 2018 Debt Securitization excludes a $38.5 million note that has a fixed interest rate of 2.50%. For bank facilities, the interest rate represents the interest rate as stated in the applicable credit agreement. 2. The interest rate on the JPMorgan Credit Facility ranges from 1 month LIBOR + 1.75% to 1 month LIBOR + 1.875%. The rate displayed corresponds to the interest rate incurred on the most recent borrowing. Debt Mix by Remaining Legal Tenor – Par Outstanding Unsecured Notes 45% Securitizations 37% Bank Facilities 18% 1–3 years 16% 3–5 years 33%

Common Stock and Distribution Information 24 Common Stock Data1 Distribution Data Date Declared Record Date Payment Date Amount Per Share Frequency Total Amount (in 000s) November 22, 2019 December 12, 2019 December 30, 2019 $0.33 Quarterly $43,777 November 22, 2019 December 12, 2019 December 30, 2019 $0.13 Special $17,246 February 4, 2020 March 6, 2020 March 27, 2020 $0.33 Quarterly $44,156 April 9, 2020 June 9, 2020 June 29, 2020 $0.29 Quarterly $48,505 August 4, 2020 September 8, 2020 September 29, 2020 $0.29 Quarterly $48,505 November 20, 2020 December 11, 2020 December 30, 2020 $0.29 Quarterly $48,505 February 5, 2021 March 5, 2021 March 30, 2021 $0.29 Quarterly $48,505 May 7, 2021 June 11, 2021 June 29, 2021 $0.29 Quarterly $48,787 August 6, 2021 September 8, 2021 September 29, 2021 $0.29 Quarterly $49,055 November 19, 2021 December 10, 2021 December 30, 2021 $0.30 Quarterly $51,0092 Fiscal Year Ending September 30, 2020 High Low End of Period First Quarter $18.56 $17.70 $18.45 Second Quarter $18.14 $9.55 $12.56 Third Quarter $12.65 $9.58 $11.65 Fourth Quarter $13.44 $11.31 $13.24 Fiscal Year Ending September 30, 2021 High Low End of Period First Quarter $14.15 $12.66 $14.14 Second Quarter $15.36 $14.08 $14.62 Third Quarter $16.10 $14.72 $15.42 Fourth Quarter $16.01 $15.17 $15.81 1. Based on closing stock price on the Nasdaq Global Market Select. On May 15, 2020, we completed a transferable rights offering. The per share data shown has not been adjusted to account for the bonus element associated with the rights issued detailed in the Endnotes at the end of this presentation. 2. Estimated based on 170,028,584 shares outstanding as of September 30, 2021.

Appendix: Endnotes A

1. On September 16, 2019, the Company completed its acquisition of GCIC. The merger was accounted for under the asset acquisition method of accounting in accordance with Accounting Standards Codification (“ASC”) 805-50, Business Combinations — Related Issues. Under asset acquisition accounting, where the consideration paid to GCIC’s stockholders exceeded the relative fair values of the assets acquired, the premium paid by GBDC was allocated to the cost of the GCIC assets acquired by GBDC pro-rata based on their relative fair value. Immediately following the acquisition of GCIC, GBDC recorded its assets at their respective fair values and, as a result, the purchase premium allocated to the cost basis of the GCIC assets acquired was immediately recognized as unrealized depreciation on the Company's Consolidated Statement of Operations. The purchase premium allocated to investments in loan securities will amortize over the life of the loans through interest income with a corresponding reversal of the unrealized depreciation on the GCIC loans acquired through their ultimate disposition. The purchase premium allocated to investments in equity securities will not amortize over the life of the equity securities through interest income and, assuming no subsequent change to the fair value of the GCIC equity securities acquired and disposition of such equity securities at fair value, the Company will recognize a realized loss with a corresponding reversal of the unrealized depreciation upon disposition of the GCIC equity securities acquired. On May 15, 2020, the Company completed a transferable rights offering, issuing 33,451,902 shares at a subscription price of $9.17 per share. In accordance with ASC 260 – Earnings Per Share, it was determined the Company’s rights offering contained a bonus element as the exercise price at issuance was less than the fair market value of the stock. In accordance with ASC 260, basic and diluted EPS are required to be adjusted retroactively for the bonus element for all periods ending on or before June 30, 2020 by applying an adjustment factor to weighted average shares outstanding. The adjustment factor that was calculated in accordance with ASC 260 was 1.03%. As a supplement to U.S. generally accepted accounting principles (“GAAP”) financial measures, the Company has provided the following non-GAAP financial measures:  “Adjusted Net Investment Income” and “Adjusted Net Investment Income Per Share” - excludes the amortization of the purchase premium and the accrual for the capital gain incentive fee required under GAAP (including the portion of such accrual that is not payable under GBDC’s investment advisory agreement) from net investment income calculated in accordance with GAAP.  “Adjusted Net Realized and Unrealized Gain/(Loss)” and “Adjusted Net Realized and Unrealized Gain/(Loss) Per Share” - excludes the unrealized loss resulting from the purchase premium write-down and the corresponding reversal of the unrealized loss resulting from the amortization of the premium on loans or from the sale of equity investments from the determination of realized and unrealized gain/(loss) in accordance with GAAP.  “Adjusted Net Income” and “Adjusted Earnings/(Loss) Per Share” – calculates net income and earnings per share based on Adjusted Net Investment Income and Adjusted Net Realized and Unrealized Gain/(Loss). The Company believes that excluding the financial impact of the purchase premium in the above non-GAAP financial measures is useful for investors as this is a non-cash expense/loss and is one method the Company uses to measure its financial condition and results of operations. In addition, the Company believes excluding the accrual of the capital gain incentive fee in the above non-GAAP financial measures is useful as a portion of such accrual is not contractually payable under the terms of either the Company’s current investment advisory agreement with GC Advisors, which was effective September 16, 2019, or its prior investment advisory agreement with GC Advisors, (each an, “Investment Advisory Agreement”). In accordance with GAAP, the Company is required to include aggregate unrealized appreciation on investments in the calculation and accrue a capital gain incentive fee on a quarterly basis as if such unrealized capital appreciation were realized, even though such unrealized capital appreciation is not permitted to be considered in calculating the fee actually payable under either Investment Advisory Agreement. As of September 30, 2021, the cumulative capital gain incentive fee accrued by the Company in accordance with GAAP is $0, and none was payable as a capital gain incentive fee pursuant to the current Investment Advisory Agreement as of September 30, 2021. Any payment due under the terms of the current Investment Advisory Agreement is based on the calculation at the end of each calendar year or upon termination of the Investment Advisory Agreement. The Company paid capital gain incentive fees in the amounts of $1.2 million and $1.6 million calculated in accordance with its prior Investment Advisory Agreement as of December 31, 2017 and 2018 , respectively. The Company did not pay any capital gain incentive fee under the Investment Advisory Agreement for any period ended prior to December 31, 2017. Although these non-GAAP financial measures are intended to enhance investors’ understanding of the Company’s business and performance, these non-GAAP financial measures should not be considered an alternative to GAAP. Refer to slide ‘Summary of Quarterly Results’ for a reconciliation to the nearest GAAP measures. 2. Purchase premium refers to the premium paid by GBDC to acquire GCIC in excess of the fair value of the assets acquired. Endnotes – Non-GAAP Financial Measures 26